EXHIBIT 13.2

CERTIFICATION OF JOHN ASTON PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Cambridge Antibody Technology Group plc (the “Company”) for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Aston, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: December 4, 2003

/s/ John Aston

Name: John Aston Title: Chief Financial Officer